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                                                                 Exhibit: 10.9FD

                               FUNDEX GAMES, LTD.

                        INCENTIVE STOCK OPTION AGREEMENT

         Fundex Games, Ltd., a Nevada corporation (the "Company"), hereby grants to _______________________________ (the "Optionee") an option to purchase a total of ________ shares of Common Stock (the "Shares") of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company's 1996 Stock Option Plan (the "Plan") applicable to incentive stock options which terms and provisions are hereby incorporated by reference herein. Unless otherwise defined or the context herein otherwise requires, the capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

         1. NATURE OF THE OPTION. This Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. DATE OF GRANT; TERM OF OPTION. This Option is granted as of ____________________, and it may not be exercised later than __________________.

         3. OPTION EXERCISE PRICE. The Option exercise price is $___________ per Share, which price is not less than the fair market value thereof on the date this Option was granted.

         4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

                  (a) RIGHT TO EXERCISE. This Option shall vest and be exercisable, cumulatively (Specify vesting schedule, e.g., in five annual installments commencing on the first anniversary of the date of grant and continuing to vest as to one additional installment on every annual anniversary thereafter as long as the Optionee remains an Employee.)

                  (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised, such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price and by an executed Stock Purchase Agreement if required by the Company. Payment of the exercise price shall be by cash or by check or by such other method of payment as is authorized by the Board in accordance with the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as set forth in the Plan, the Stock Purchase Agreement and/or as required under applicable law. This Option may not be exercised for a fraction of a share.
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                  (c) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make such representations and warranties to the Company as may be required by any applicable law or regulation.

                  (d) NO SHAREHOLDER RIGHTS BEFORE EXERCISE AND ISSUANCE. No rights as a shareholder shall exist with respect to the Shares subject to the Option as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 8 (d) (i) of the Plan following the exercise of the Option as provided in this Agreement and the Plan.

         5. INVESTMENT REPRESENTATIONS. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

                  (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not is a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

                  (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee's interests in connection with the acquisition of this Option and the Shares.

         6. TERMINATION OF STATUS AS AN EMPLOYEE.

                  (a) If the Optionee's Continuous Employment terminates for any reason other than death or Disability, the Optionee shall have the right to exercise the Option at any time within 30 days after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination (subject to any earlier termination of the Option as provided by its terms).

                  (b) If the Optionee's Continuous Employment terminates due to the death or Disability of the Optionee, the Option may be exercised at any time within 180 days after the date of such termination, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of Disability, by the Optionee (subject to any earlier termination of the Option as provided by its terms).

                  (c) Notwithstanding the foregoing regarding the exercise of the Option after the termination of Continuous Employment, the Option shall not be exercisable after the expiration of its term, as set forth in Section 2 herein, the Option may be exercised only to the extent the Optionee was entitled to exercise it on the date Optionee's Continuous Employment with the Company terminated. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, the Option shall terminate.

         7. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any compensation or other consideration payable to the

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Optionee, any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option; and, if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability.

         8. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution or a transfer between spouses incident to a "divorce" within the meaning of Section 1041 (a) of the Code, and may be exercised during the lifetime of the Optionee only by such Optionee or his or her legal guardian. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         9. CONTINUATION OF EMPLOYMENT. Neither the Plan, this Option, nor any Option granted thereunder shall (a) confer upon the Optionee any right whatsoever to continue in the employment of the Company or any of its subsidiaries or (b) limit or restrict in any respect the rights of the Company, which rights are hereby expressly reserved, to terminate the Optionee's employment and compensation at any time for any reason whatsoever, with or without cause, in the Company's sole discretion and with or without notice.

         10. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all the terms and conditions of the Company's Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection at the Company's principal office during business hours by the Optionee or the persons entitled to exercise this Option.

         11. ENTIRE AGREEMENT. The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.

                                             FUNDEX GAMES, LTD., Inc.,
                                             a Nevada corporation

Date:                                        By:
                                             Title:

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The Optionee hereby acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof and of this Agreement, and hereby accepts this Option subject to all of the terms and provisions thereof and of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Date:                                   Signature of Optionee

                                        Address

                                        City           State            Zip Code

         THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

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